May 31, 2017

Supplement

SUPPLEMENT DATED MAY 31, 2017 TO THE PROSPECTUS OF
Morgan Stanley U.S. Government Securities Trust, dated May 1, 2017
(the "Fund")

The following table replaces the "Average Annual Total Returns" table in the Fund's section of the Prospectus entitled "Fund Summary—Past Performance—Average Annual Total Returns":

Average Annual Total Returns For Periods Ended December 31, 20161

	Past 1 Year	Past 5 Years	Past 10 Years	Since Inception
Class A2 Return before taxes	-1.99%	1.04%	2.27%	3.72%
Return After Taxes on Distributions[3]	-3.14%	0.02%	1.11%	2.13%
Return After Taxes on Distributions and Sale of Fund Shares	-1.12%	0.35%	1.27%	2.21%
Class B2
Return before taxes	-2.45%	1.60%	2.73%*	5.63%*
Class L2
Return before taxes	2.24%	1.60%	2.28%	3.50%
Class I2
Return before taxes	2.88%	2.24%	3.01%	4.21%
Class C2
Return before taxes	0.60%	N/A	N/A	0.30%
Bloomberg Barclays U.S. Government/Mortgage Index (reflects no deduction for fees, expenses or taxes)[4]	1.31%	1.57%	4.04%	5.05%[6]
Lipper General U.S. Government Funds Index (reflects no deduction for taxes)[5]	1.61%	1.49%	3.78%	4.38%[6]

Please retain this supplement for future reference.

USGPROSPT 5/17